UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2009

Puda Coal, Inc.
(Exact name of registrant as specified in its charter)

333-85306
(Commission File Number)

Delaware	65-1129912
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

426 Xuefu Street, Taiyuan, Shanxi Province,
The People’s Republic of China
(Address of principal executive offices, with zip code)

011 86 351 228 1302
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

On July 1, 2009, a Plan of Conversion (the “Plan of Conversion”) was approved by the requisite majority of shareholders of Puda Coal, Inc. (the “Company”) by written consent in lieu of a meeting, at the unanimous recommendation of the Board, pursuant to which the Company will be reincorporated from the State of Florida to the State of Delaware.  The Company plans to effect the reincorporation from a Florida corporation to a Delaware corporation on or about July 31, 2009 by filing (i) a Certificate of Conversion (the “DE Certificate of Conversion”) with the Secretary of State of the State of Delaware, (ii) a Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware and (iii) a Certificate of Conversion (the “FL Certificate of Conversion”) with the Secretary of State of the State of Florida, each in the form attached to the Plan of Conversion.  In connection with the reincorporation in Delaware, the Company also adopted new By-laws in the form attached to the Plan of Conversion (the “By-laws”).  Pursuant to the Plan of Conversion, each issued and outstanding share of common stock, par value $0.001 per share, of the Florida-incorporated Company will be automatically converted into 0.142857 issued and outstanding share of common stock, par value $0.001 per share, of the Delaware-incorporated Company.  No fractional shares shall be issued in connection with the conversion; instead, the Company will round up the fractional share to the nearest whole number.  The total number of authorized shares of common stock and preferred stock will not change as a result of the conversion.

Following the reincorporation, the Company will be deemed for all purposes of the laws of Delaware and Florida to be the same entity as prior to the reincorporation.  The reincorporation will not result in any change in the name, federal tax identification number, business, physical location, assets, liabilities or net worth of the Company.  The reincorporation will not result in a change in the trading status of the Company’s common stock, which will continue to trade on the OTC Bulletin Board under the symbol “PUDC.”  In addition, the reincorporation will not affect any of the Company’s material contracts with any third parties.  In accordance with the Plan of Conversion, the directors and executive officers of the Company will continue to serve for the terms for which they were elected.

The reincorporation will not alter any shareholder’s percentage ownership interest owned in the Company.  Pursuant to the Plan of Conversion, each outstanding option to purchase one share of the Florida-incorporated Company’s common stock under the Company’s 2008 Equity Incentive Plan will automatically convert into an option to purchase 0.142857 share of common stock of the Delaware-incorporated Company with no other changes in the terms and conditions of such option.  The Company’s issued unvested restricted stock will be subject to the same conversion ratio as well, with no other changes in the terms and conditions of such stock grants.

The rights of the Company’s shareholders are now governed by Delaware corporate law rather than Florida corporate law.  There are some material differences between the Delaware General Corporation Law (the “DGCL”) and the Florida Business Corporation Act (the “FBCA”), which are summarized in the chart below, and accordingly, the rights of our shareholders will be changed upon the effectiveness of the reincorporation.  This chart does not address each difference between Florida law and Delaware law, but focuses on those differences which the Company believes are most relevant to the shareholders.  This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to the full text of, and decisions interpreting, applicable Florida and Delaware law.

Florida	Delaware

Standard of Conduct for Directors

Under the FBCA, directors have a fiduciary relationship to their corporation and its shareholders and, as such, are required to discharge their duties as a director in good faith with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner they reasonably believe to be in the best interests of the corporation.  In discharging his or her duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

Under the DGCL, the standards of conduct for directors have developed through written opinions of the Delaware courts.  Generally, directors of Delaware corporations are subject to fiduciary duties of care, loyalty and good faith.  The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors managing the corporate affairs to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances and act on an informed basis after due consideration of the relevant information that is reasonably available.  In general, gross negligence has been established as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations.  Breaching the duty of good faith requires more, for example, intentional dereliction of duty or a conscious disregard of one’s responsibilities.  When directors act consistently with their duties of care, loyalty and good faith, their decisions generally are presumed to be valid under the business judgment rule.

Dividends and Other Distributions

Under the FBCA, a company may make a distribution, unless after giving effect to the distribution:
•     the company would not be able to pay its debts as they come due in the usual course of business; or
•     the company’s assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Under the FBCA, a corporation’s redemption of its own common stock is deemed a distribution.

The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.  In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Florida	Delaware

Limitation of Liability

The FBCA generally provides that a director of a corporation is not personally liable for monetary damages to the corporation or other person unless the director breached or failed to perform his duties as a director, and such breach or failure:

•     constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;
•     constitutes a transaction from which the director derived an improper personal benefit;
•     results in an unlawful distribution;
•     in the case of a derivative action or an action by a shareholder, constitutes conscious disregard for the best interests of the corporation or willful misconduct; or
•     in the case of a proceeding other than a derivative action or an action by a shareholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

The DGCL permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that such provision may not limit the liability of a director for:

•     any breach of the director’s duty of loyalty to the corporation or its stockholders;
•     acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
•     liability under the DGCL for unlawful payment of dividends or stock purchases or redemptions; or
•     any transaction from which the director derived an improper personal benefit.

The Charter contains a provision limiting the liability of its directors in this manner.  The Charter limits the liability of the Company’s directors to the fullest extent permitted by the DGCL.  A director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived any improper personal benefit.

Indemnification

The FBCA requires a corporation to indemnify any director, officer, employee or agent of the corporation if such person has been successful on the merits or otherwise in defense of any proceeding, or any claim, issue or matter therein, for expenses actually and reasonably incurred by such person in connection with the proceeding or the person’s defense of the claim, issue or matter.

Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of the proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he or she is ultimately found not to be entitled to indemnification.  Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the Board of Directors deems appropriate.

The By-laws, as discussed below, reflect the broad scope of indemnification under the DGCL.

The By-laws provide for indemnification to the fullest extent permitted under the DGCL to any person made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that such person (a) is or was a director or officer of the Company or any predecessor of the Company or (b) served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, employee or agent at the request of the Company or any predecessor of the Company; provided, however, that such indemnification must be authorized in advance by the Board of Directors.

Florida	Delaware

The indemnification and advancement of expenses provided under the FBCA are not exclusive, and a corporation may enter into an agreement to provide for indemnification; however, no indemnification or advancement of expenses may be made to any person if a judgment or other final adjudication establishes that the person’s actions, or omissions to act, were material to the cause of adjudicated action and constitute:

•     a violation of criminal law, unless the person had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;
•     a transaction from which the person derived an improper personal benefit;
•     in the case of a director, an unlawful distribution to shareholders; or
•     willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation or a shareholder.

Under Florida law, unless the corporation’s articles of incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction.  On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

•     the indemnitee is entitled to mandatory indemnification, in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;
•     the indemnitee is entitled to further indemnification or advancement of expenses, or both, by virtue of the corporation’s exercise of its power to make further indemnification; or
•     the indemnitee is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the required standard of conduct.

The By-laws provide that the Company may grant rights to indemnification, and rights to be paid by the Company the expenses incurred in defending any proceeding in advance of its final disposition, to any present or former employee or agent of the Company or any predecessor of the Company to the fullest extent with respect to the indemnification and advancement of expenses of directors and officers of the Company.

The right to indemnification includes the right to receive payment of expenses to directors or officers in advance of the final disposition of such proceeding, consistent with applicable law from time to time in effect; provided, however, that if the DGCL requires payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay the Company if it is ultimately determined that he or she was not entitled to indemnification.

The broad scope of indemnification available under Delaware law will permit the Company to offer its directors and officers greater protection against the costs and risks attendant to litigation of claims against officers and directors.  The Board of Directors believes that such protection is reasonable and desirable in order to enhance the Company’s ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of the Company with regard to the best interests of the Company and its stockholders.

Insofar as the By-laws provide indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

The members of the Board of Directors may be deemed to have a personal interest in the effectuation of the reincorporation, because, as directors of the Company, they may personally benefit from the indemnification provisions of the By-laws.

Florida	Delaware

We have entered into Indemnification Agreements with certain executive officers and directors providing indemnification rights and mandating advancement of expenses to the maximum extent permitted by Florida law.

Amendment to Charter

The FBCA generally requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation.  In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights.  The Board of Directors must recommend the amendment to the shareholders, unless the Board of Directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the Board of Directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote.  It also provides that a certificate of incorporation may provide for a greater vote than would otherwise be required by the DGCL.

Interested Director Transactions

The FBCA provides that a contract or other transaction between a Florida corporation and any of its directors or any entity in which one of its directors or officers is a director or officer or holds a financial interest will not be void because of such relationship or interest or because that director was present at the meeting of directors which authorized that transaction if:

•     the fact of the relationship or interest is disclosed or known to the board and the transaction is authorized by a sufficient number of votes when the vote of the interested director is excluded;
•     the fact of the relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize the contract or transaction; or
•     the contract or transaction is fair and reasonable to the corporation.

Under the DGCL, specified contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable solely because of such interest if such contract or transaction:

•     is authorized in good faith by the corporation’s stockholders or a majority of disinterested members of the board (even though less than a quorum) and the material facts of the contract or transaction are disclosed or known; or
•     was fair to the corporation at the time it was approved.

Accordingly, it is possible that certain transactions that the Board of Directors currently might not be able to approve itself, because of the number of interested directors, could be approved by a majority of the disinterested directors of the Company, although less than a majority of a quorum.  The Board of Directors is not aware of any plans to propose any transaction that could not be approved by it under Florida law but could be approved under Delaware law.

Florida	Delaware

Business Combination Statutes

Florida does not have a business combination statute like Delaware, but instead has an affiliated transactions statute, described below.
Section 203 of the DGCL limits specified business combinations of Delaware corporations with interested stockholders.  Under the DGCL, an “interested stockholder,” defined as a stockholder whose beneficial ownership in the corporation is at least 15% of the outstanding voting securities or an affiliate who owned at least 15% of outstanding voting shares in the last three years, cannot enter specified business combinations with the corporation for a period of three years following the time that such person became an interested stockholder unless:

•     before such time, the corporation’s Board of Directors approved either the business combination or the transaction in which the stockholder became an interested stockholder;
•     upon consummation of the transaction in which any person becomes an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by specified employee stock ownership plans and persons who are both directors and officers of the corporation; or
•     at or subsequent to such time, the business combination is both approved by the Board of Directors and authorized at an annual or special meeting of stockholders, not by written consent, by the affirmative vote of at least 66-2/3% of the outstanding voting stock not owned by the interested stockholder.

A corporation may elect in its certificate of incorporation not to be governed by Section 203 of the DGCL.  The Charter does not contain this election.

Florida	Delaware

Florida Affiliated Transactions Statute

This Florida statute is very complex, but generally defines an “affiliated transaction” as a merger by a Florida corporation with an “interested shareholder,” a sale, lease or other disposition to the interested shareholder of assets of the corporation above a certain threshold including 5% or more of the fair market value of all of the assets of the corporation, or the issuance or transfer by the corporation of shares of its capital stock having a fair market value equal to 5% of the fair market value of all of the outstanding shares of the corporation to the interested shareholder, adoption of any plan for liquidation or dissolution involving the interested shareholder, any reclassification of securities, or any receipt by the interested shareholder of any loans, guarantees or other financial assistance.  An interested shareholder is any person who is a beneficial owner of more than 10% of the outstanding voting shares of the corporation.  Beneficial ownership is defined similarly to that defined by the SEC.  Generally, the Florida statute requires approval of an affiliated transaction by two-thirds of the voting shares of the corporation other than the shares beneficially owned by the interested shareholder.  The statute further provides that a majority of the disinterested directors may approve an affiliated transaction.  Additionally, the statute regulates the amount of cash and other assets to be received by the corporation’s holders of voting securities.  Finally, among other limitations, for a specified three-year period during which the interested shareholder has been an interested shareholder, he shall not have received any loans, guarantees or other financial assistance from the corporation.
Delaware does not have an affiliated transactions statute but has a business combination statute, described above.

Dissenter’s Rights

Under the FBCA, shareholders may dissent from, and demand cash payment of, the fair value of their shares in the event of a number of corporate actions including but not limited to:

•     a merger or consolidation of the corporation, or
•     a sale or exchange of all or substantially all of a corporation’s assets, including a sale in dissolution.

Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

•     listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or
•     not so listed or designated, but has at least 2,000 shareholders (including beneficial owners who hold their shares in “street name” through brokers) and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

The Company’s shareholders will not have dissenters’ rights for the reincorporation because (i) the Company has  more than 2,000 shareholders; and (ii) its outstanding shares of such class or series has a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

Under the DGCL, appraisal rights may be available in connection with a statutory merger or consolidation in specified situations.

Appraisal rights are not available under the DGCL for the holders of shares of any class or series of stock which is listed:

•     on a national securities exchange or
•     held of record by more than 2,000 holders.

As a Delaware corporation, appraisal rights will be unavailable to our stockholders since the holders of shares of any class or series of stock are held of record by more than 2,000 holders.

Florida	Delaware

Sequestration of Shares

The FBCA has no comparable provision.	The DGCL provides that the shares of any person in a Delaware corporation may be attached or “sequestered” for debts or other demands.

Financial Statements and Reports to Shareholders

In addition to keeping complete books and records, under the FBCA, and unless modified by resolution of the shareholders within 120 days of the close of each fiscal year, a corporation shall furnish its shareholders annual financial statements which may be consolidated or combined statements of the corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year.  If financial statements are prepared for the corporation on the basis of generally accepted accounting principles, the annual financial statements must also be prepared on that basis.  If the annual financial statements are reported upon by a public accountant, his or her report must accompany them.  If not, the statements must be accompanied by a statement of the president or the person responsible for the corporation’s accounting records.  A corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year or within such additional time thereafter as is reasonably necessary to enable the corporation to prepare its financial statements if, for reasons beyond the corporation’s control, it is unable to prepare its financial statements within the prescribed period.  Thereafter, on written request from a shareholder who was not mailed the statements, the corporation shall mail him or her the latest annual financial statements.

If a corporation indemnifies or advances expenses to any director, officer, employee, or agent otherwise than by court order or action by the shareholders or by an insurance carrier pursuant to insurance maintained by the corporation, the corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders’ meeting, or prior to such meeting if the indemnification or advance occurs after the giving of such notice but prior to the time such meeting is held, which report shall include a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.  If a corporation issues or authorizes the issuance of shares for promises to render services in the future, the corporation shall report in writing to the shareholders the number of shares authorized or issued, and the consideration received by the corporation, with or before the notice of the next shareholders' meeting.

The DGCL only requires that a corporation allow any stockholder to have the right during the usual hours for business to inspect for any proper purpose, and to make copies and extracts from (i) the corporation’s stock ledger, a list of its stockholders and its other books and records; and (ii) a subsidiary’s books and records, to the extent that the corporation has actual possession and control of such records of such subsidiary or the corporation could obtain such records through the exercise of control over such subsidiary.

Florida	Delaware

Certification of Shares

Under the FBCA, shares may but need not be represented by certificates.  Unless the articles of incorporation or by-laws provide otherwise, the board of directors of a corporation may authorize the issue of some or all of the shares of any or all of its classes or series without certificates.  The authorization does not affect shares already represented by certificates until they are surrendered to the corporation.

The Company’s by-laws as a Florida corporation require that its shares be certificated.

Under the DGCL the shares of a corporation shall be represented by certificates, provided that the board of directors of a corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares (except that the foregoing shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation).

The By-laws of the Company as a Delaware corporation allow the Board of Directors to provide by resolution that some or all of any or all classes or series of its stock shall be uncertificated shares.

In addition to the changes described above, certain technical changes have been made in the Charter and By-laws to reflect differences between the FBCA and the DGCL.  Such technical changes include, without limitation, designation of a registered office and registered agent in the State of Delaware for jurisdiction in certain claims against the Company.  The foregoing description is not a complete statement of the rights of our shareholders and shareholders should refer to the full text of, and decisions interpreting, Delaware law and Florida law for a complete understanding of their rights.  Many provisions of the FBCA and the DGCL may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects.  As a result, the discussion contained herein is not a substitute for direct reference to the FBCA and the DGCL.

The foregoing description of the reincorporation and the Plan of Conversion does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Conversion, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.  The DE Certificate of Conversion, FL Certificate of Conversion, Charter and By-laws are also filed herewith as Exhibits 3.2, 3.3, 3.4 and 3.5, respectively, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

As disclosed in Item 3.03 above, the Company plans to change its state of incorporation from Florida to Delaware pursuant to the Plan of Conversion.  As of the effective date of the reincorporation, the rights of the Company’s shareholders will begin to be governed by the Delaware General Corporation Law, and by the Charter and By-laws adopted pursuant to the Plan of Conversion and filed herewith as Exhibis 3.4 and 3.5, respectively, and incorporated herein by reference.  Please note that in addition to the changes discussed above, the Charter after the reincorporation will include the following two additional provisions: (i) a requirement that advance notice of a stockholder nomination for the election of directors or of business to be brought by the stockholders before any meeting of the stockholders of the Company must be given in the manner provided in the Charter and By-laws, or else such nomination cannot be made or such business cannot be brought before the meeting, and (ii) a provision that no amendment, modification or repeal of the Charter should adversely affect the rights and protections afforded to a director of the Company under this Article for acts or omissions occurring prior to such amendments, modification or repeal.  The summary of the charter amendment contained in this report is not intended as an exhaustive list of all changes, and is qualified in its entirety by reference to the full text thereof.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this report.

Exhibit No.	Description
3.1	Plan of Conversion, dated July 1, 2009
3.2	Delaware Certificate of Conversion
3.3	Florida Certificate of Conversion
3.4	Certificate of Incorporation of Puda Coal, Inc., a Delaware corporation
3.5	By-laws of Puda Coal, Inc., a Delaware corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUDA COAL, INC.

Date: July 7, 2009	By:	/s/ Qiong Wu
Qiong Wu
Chief Financial Officer